Other Long-Term Liabilities - Summary of Other Long-Term Liabilities (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Other Long Term Liabilities [Line Items]
Long-term portion of income taxes payable	$ 94	$ 119
Asset retirement obligation	39	36
Long-term portion of fair value of hedges	10	41
Deferred revenue	11	11
Total	$ 154	$ 207